___________ (x) x 89303519CNE000005 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. See Schedule American Centrifuge Operating, LLC Oak Ridge TN 37831 P.O. Box 2001 03011 Office of Environmental Management Oak Ridge U.S. Department of Energy OREM Oak Ridge TN 37831 893035 200 Administration Road U.S. Department of Energy EMCBC EM-Oak Ridge 22NE000178See Block 16CP00021 61 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. 12. ACCOUNTING AND APPROPRIATION DATA (If required) is not extended.is extended, Items 8 and 15, and returning Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS FACILITY CODE CODE 10B. DATED (SEE ITEM 13) 10A. MODIFICATION OF CONTRACT/ORDER NO. 9B. DATED (SEE ITEM 11) 9A. AMENDMENT OF SOLICITATION NO. CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 7. ADMINISTERED BY (If other than Item 6)CODE 6. ISSUED BY PAGE OF PAGES 4. REQUISITION/PURCHASE REQ. NO.3. EFFECTIVE DATE2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) 1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 05/31/2019 Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867 Net Increase: $6,580,877.44 CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor is not is required to sign this document and return __________________ copies to the issuing office. ORDER NO. IN ITEM 10A. 52.232-22 -- Limitation of Funds x 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) X DUNS Number: Not Available UEI: L8VHV5CNBV97 Period of Performance: 05/31/2019 to 11/30/2022 Change Item 00001 to read as follows(amount shown is the total amount): 00001 Demonstrate the capability to produce HALEU with 153,627,551.47 existing US origin enrichment technology, and provide DOE with HALEU for near term use in its research and development for the advancement of Continued ... 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)15A. NAME AND TITLE OF SIGNER (Type or print) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 15B. CONTRACTOR/OFFEROR 16C. DATE SIGNED (Signature of person authorized to sign) (Signature of Contracting Officer) Suzette M. Olson STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Previous edition unusable Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 07/07/2022 Signature on File

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 2 6 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89303519CNE000005/P00021 civilian nuclear energy and security, and other programmatic missions. Line item value is: $153,627,551.47 Incrementally Funded Amount: $153,627,551.47 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2013 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2010 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2014 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2015 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2016 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2017 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 3 6 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89303519CNE000005/P00021 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 4 6 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89303519CNE000005/P00021 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 5 6 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89303519CNE000005/P00021 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $9,775,081.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: -$3,194,203.56 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 6 6 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89303519CNE000005/P00021 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110